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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             PROCENTURY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




              OHIO                                            31-1718622
     -----------------------                              ------------------
     (State of incorporation                              (IRS Employer
     or organization)                                     Identification No.



              465 CLEVELAND AVENUE
              WESTERVILLE, OHIO                                  43082
     ----------------------------------------                  ----------
     (Address of principal executive offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-111294
----------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange on
         Title of each class                      which each class is to be
         to be so registered                      registered
         -------------------                      -------------------------

         None                                     Not applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                        COMMON SHARES, WITHOUT PAR VALUE
                        --------------------------------
                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the registrant's common shares, without par value (the "Securities"), is set forth under the heading "Description of Capital Shares" in the registrant's Registration Statement on Form S-1 (File No. 333-111294), first filed December 18, 2003, as amended and as it may be further amended from time to time, which information is incorporated by reference herein. Any form of prospectus subsequently filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which includes a description of the Securities shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS.

Exhibit No.                             Description
-----------       -------------------------------------------------------------

    3.1 Form of Amended and Restated Articles of Incorporation of ProCentury Corporation (incorporated by reference to Exhibit
                  3.1 to the registrant's Amendment No. 2 to Form S-1 Registration Statement (File No. 333-111294) filed with the Securities and Exchange Commission on March 18, 2004)

    3.2 Form of Amended and Restated Code of Regulations of ProCentury Corporation (incorporated by reference to Exhibit 3.2 to the registrant's Form S-1 Registration Statement (File No. 333-111294) filed with the Securities and Exchange Commission on December 18, 2003)

    4.1 Specimen Certificate for common shares, without par value, of ProCentury Corporation (incorporated by reference to Exhibit
                  4.1 to the registrant's Amendment No. 1 to Form S-1 Registration Statement (File No. 333-111294) filed with the Securities and Exchange Commission on February 25, 2004)



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          PROCENTURY CORPORATION


March 18, 2004                            By:  /s/ Edward F. Feighan
                                               -------------------------------
                                          Edward F. Feighan
                                          Chairman of the Board, President and
                                          Chief Executive Officer




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